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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 JANUARY 6, 2006
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

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                          THE GREAT ATLANTIC & PACIFIC
                                TEA COMPANY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        MARYLAND                    1-4141                  13-1890974
     (STATE OR OTHER       (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
     JURISDICTION OF                                    IDENTIFICATION NO.)
    INCORPORATION OR
      ORGANIZATION)


                                TWO PARAGON DRIVE
                           MONTVALE, NEW JERSEY 07645
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (201) 573-9700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d- 2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.0 REGULATION FD DISCLOSURE

On January 6, 2006, The Great Atlantic & Pacific Tea Company, Inc. issued a press release announcing its financial results for the fiscal 2005 third quarter and year to date results for the 12 and 40 weeks ended December 3, 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information furnished in this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

To supplement the consolidated financial results as determined in accordance with generally accepted accounting principles ("GAAP"), the press release presents non-GAAP financial measures for "EBITDA." EBITDA is defined as earnings before interest, taxes, depreciation, amortization, minority interest, equity earnings of Metro, Inc., discontinued operations and cumulative effect of change in accounting principles. Management believes that the use of such non-GAAP financial measures enables the Company to convey a useful and informative financial picture to investors. The non-GAAP measure "EBITDA" reflects a measure that the Company believes is of interest to investors. As required by the Securities and Exchange Commission, EBITDA is reconciled to Net Cash provided by Operating Activities on Schedule 1 of the release.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

 (c) Exhibits

Exhibit 99.1 Press Release of The Great Atlantic & Pacific Tea Company, dated January 6, 2006.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

                              By:
                                          /s/ Brenda Galgano
                                        --------------------------
                              Name:           Brenda Galgano
                              Title:      Senior Vice President &
                                          Chief Financial Officer


Dated: January 6, 2006

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER          EXHIBIT DESCRIPTION
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99.1            Press release of The Great Atlantic & Pacific Tea Company, Inc., dated January 6, 2006